Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Exhibit 10.19

Amendment to Sales Agreement

Effective as of November 16, 2011

Symetra Life Insurance Company

Fully Underwritten Commission Schedule Endorsement

Financial Institution

Enhanced Commission

Basic First-Year Commissions

CASH VALUE POLICIES

☐ Universal Life Policies
Symetra Universal Life (SUL)	[***] of all premium up to first “Annual Target”

☐ SYMETRA Successor Single Premium Life with Return of Premium (ROP)
Ages 55 years – 80 years	[***] of Single Premium
Ages 81 – 85 years	[***] of Single Premium

☐ SYMETRA TERM LIFE INSURANCE
All face amounts
10-Year and 15-Year Level Term	[***] of Annual Premium less policy fee
20-Year and 30-Year Level Term	[***] of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death,
Guaranteed Insurability Option, and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]

Policy Term Riders
2nd through 6th policy years	Same Renewal Rate as Base Policy

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***]
plus 2% of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***]

Not all products are filed in all states. Contact your local Symetra office for further information.

THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Amendment to Sales Agreement

Effective as of November 16, 2011

Symetra Life Insurance Company

Simplified Issue Life Commission Schedule Endorsement

Financial Institution

Enhanced Commission

Basic First-Year Commissions

CASH VALUE POLICIES

☐ Universal Life Policies
Symetra Universal Life Plus (SUL+)	[***] on all premium up to first “Annual Target”

☐ SYMETRA Successor Single Premium Life with Return of Premium (ROP)
Ages 55 years – 80 years	[***] of Single Premium
Ages 81 – 85 years	[***] of Single Premium

☐ SYMETRA TERM LIFE INSURANCE
All face amounts
10-Year and 20-Year Level Term	[***] of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***]

TERM POLICIES AND RIDERS
2nd policy year	[***]
3rd policy year	[***]
4th policy year	[***]

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***]
plus 2% of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***]

Not all products are filed in all states. Contact your local Symetra office for further information.

THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).